T. Rowe Price New Horizons Fund

Supplement to Prospectus Dated May 1, 2013

Effective December 31, 2013, the T. Rowe Price New Horizons Fund will be closed to new investors. Accordingly, the prospectus is updated as follows.

Under “Purchase and Sale of Fund Shares” in section 1, the following is added:

Subject to certain exceptions, the fund will be closed to new investors and new accounts after the close of the New York Stock Exchange on December 31, 2013. Investors who already hold shares of the fund after December 31, 2013, may continue to purchase additional shares.

Under “More Information About the Fund and Its Investment Risks” in section 3, the following is added:

Subject to certain exceptions, the fund will close to new investors and will no longer accept new accounts after the close of the New York Stock Exchange (normally 4 p.m. ET) on Tuesday, December 31, 2013.

Additional share purchases are permitted for investors holding shares of the fund directly with T. Rowe Price at the close of the New York Stock Exchange on December 31, 2013, as well as for participants in an employer-sponsored retirement plan where the fund serves as an investment option. New T. Rowe Price IRAs in the fund may be opened only through a direct rollover from an employer-sponsored retirement plan. Investors already holding shares through intermediaries generally will be able to purchase additional shares. If permitted by T. Rowe Price, fund shares may also be purchased by new investors in intermediary wrap, asset allocation, and other advisory programs when the fund is an existing investment in the intermediary’s program. If you are purchasing shares through an intermediary, check with the intermediary to confirm your eligibility to purchase shares of the fund.

The fund’s closure to new investors does not restrict existing shareholders from redeeming shares of the fund. However, any shareholders who redeem all fund shares in their account would not be permitted to purchase additional shares until the fund is reopened to new investors. Transferring ownership to another party or changing an account registration may also restrict the ability to purchase additional shares.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is November 7, 2013.

F42-041 11/7/13